UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 5, 2014 (Date of earliest event reported)

NOVAGOLD RESOURCES INC.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Suite 720, 789 West Pender Street, Vancouver, British Columbia, Canada V6C 1H2
(Address of principal executive offices) (Zip Code)

(604) 669-6227
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth below under Item 5.07 regarding the approval of the Amendment and Restatement of the Company’s Stock Award Plan, the Amendment and Restatement of the Company’s Performance Share Unit Plan, and  the Amendment and Restatement of the Company’s Deferred Share Unit Plan (collectively, the “Plans”) are incorporated herein by reference. Summaries of the Plans were provided in the Company's definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2014. These summaries are incorporated herein by reference to the Proxy Statement and qualified in its entirety by reference to the full text of the Plans and related form of agreements, copies of which are attached as appendices to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2014, NOVAGOLD RESOURCES INC. (the “Company”) held its 2014 Annual and Special Meeting of shareholders (the “Annual Meeting”) at The Metropolitan Hotel in Vancouver, British Columbia, Canada.  At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 11, 2014 (the “2014 Proxy Statement”):

Proposal 1:

The Company’s shareholders elected the following directors to hold office until the 2015 Annual Meeting:

Name	Votes For	Withheld/Abstain	Broker Non-Votes
Sharon Dowdall	184,451,829	1,151,774	70,740,996
Dr. Marc Faber	184,272,679	1,330,924	70,740,996
Dr. Thomas Kaplan	183,155,168	2,448,435	70,740,996
Gregory Lang	184,088,298	1,515,305	70,740,996
Gillyeard Leathley	178,920,626	6,682,977	70,740,996
Igor Levental	184,251,487	1,352,116	70,740,996
Kalidas Madhavpeddi	184,273,254	1,330,349	70,740,996
Gerald McConnell	174,088,413	11,515,189	70,740,997
Clynton Nauman	184,310,003	1,293,600	70,740,996
Rick Van Nieuwenhuyse	170,452,779	15,150,823	70,740,997
Anthony Walsh	180,226,510	5,377,093	70,740,996

Proposal 2:

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorized the Company’s Board of Directors (the “Directors”) to fix their remuneration, as set forth below:

Votes For	Withheld/Abstain	Broker Non-Votes
253,937,116	2,147,945	256,564

Proposal 3:

The Company’s shareholders approved the Amendment and Restatement of the Company’s Stock Award Plan, and approved all unallocated entitlements under the Stock Award Plan, as set forth below:

Votes For	Votes Against	Broker Non-Votes
170,223,272	15,357,380	70,763,947

Proposal 4:

The Company’s shareholders approved the Amendment and Restatement of the Company’s Performance Share Unit Plan, and approved all unallocated entitlements under the Performance Share Unit Plan, as set forth below:

Votes For	Votes Against	Broker Non-Votes
172,330,686	13,252,170	70,761,743

Proposal 5:

The Company’s shareholders approved the Amendment and Restatement of the Company’s Deferred Share Unit Plan, approved all unallocated entitlements under the Deferred Share Unit Plan, and ratified all prior issuances of Deferred Share Units under the Deferred Share Unit Plan, as set forth below:

Votes For	Votes Against	Broker Non-Votes
181,054,749	4,512,919	70,773,957

Proposal 6:

The Company’s shareholders voted to approve a non-binding resolution approving the compensation of the Company’s Named Executive Officers as set forth below:

Votes For	Votes Against	Broker Non-Votes
177,200,537	8,363,732	70,777,356

Proposal 7:

The Company’s shareholders voted to approve a non-binding resolution on the frequency of holding a non-binding vote on the compensation of the Company’s Named Executive Officers on an annual basis, as set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
180,025,067	699,951	3,890,124	985,486	70,740,997

It was approved by the Company’s Board of Directors that NOVAGOLD will hold a non-binding vote on the compensation of the Company’s Named Executive Officers on an annual basis.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

The following Exhibits relating to item 5.07 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit Number	Description
99.1	Press release, dated June 11, 2014 issued by NOVAGOLD RESOURCES INC. relating to voting results from annual shareholders meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2014	NOVAGOLD RESOURCES INC.

	By:	/s/ David Ottewell
David Ottewell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated June 11, 2014 issued by NOVAGOLD RESOURCES INC. relating to voting results from annual shareholders meeting